UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

Getaround, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40152	85-3122877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 Washington Street, Suite 101
Foxboro, Massachusetts		02035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 543-1720

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

As previously disclosed, on June 5, 2026, the Board of Directors (the “Board”) of Getaround, Inc. (the “Company”) determined that it is in the best interests of the Company and its residual claimants to effect the dissolution (the “Dissolution”) of the Company in accordance with Section 275 et seq. of the Delaware General Corporation Law (“DGCL”) and a related Plan of Liquidation and Distribution (the “Plan of Distribution”), which, if approved by the Company’s stockholders, would authorize the Board to liquidate the Company in accordance with the terms thereof.

As described below under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), the Company’s stockholders authorized and approved the Dissolution and authorized, adopted and approved the Plan of Distribution at the special meeting of stockholders (the “Special Meeting”) held on July 29, 2026.

On July 29, 2026, immediately following the conclusion of the Special Meeting, and as contemplated by the Plan of Distribution, the Company filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware, which became effective upon its filing. For additional information regarding the Dissolution and the Plan of Distribution, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2026 (the “Proxy Statement”).

Pursuant to and in accordance with the Plan of Distribution, upon the effectiveness of the Certificate of Dissolution, the Company closed its transfer books, and shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), will no longer be assignable or transferable on the Company’s books, except pursuant to the provisions of a deceased stockholder’s will, intestate succession or operation of law or upon the dissolution of a stockholder or its successors. In addition, from and after the effectiveness of the Certificate of Dissolution, the Company’s stockholders will have only such rights and obligations as are provided for under the DGCL for stockholders of a dissolved corporation.

The foregoing description of the Certificate of Dissolution does not purport to be complete and is qualified in its entirety by reference to the Certificate of Dissolution, a copy of which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 29, 2026, at the Special Meeting, the Company’s stockholders in attendance, constituting a quorum under the Amended and Restated Bylaws of the Company, considered the following proposals described in the Proxy Statement to: (i) authorize and approve the Dissolution of the Company in accordance with Section 275 et seq. of the DGCL and authorize, adopt and approve the Plan of Distribution, which, if approved, will authorize the Board to liquidate the Company in accordance with the terms thereof (the “Dissolution Proposal”); and (ii) approve the adjournment of the Special Meeting, from time to time, if deemed necessary or advisable by the Board or a committee thereof, including to solicit additional proxies if a quorum is not present or there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

The final voting results for the Dissolution Proposal are described below. The Adjournment Proposal was not submitted to the Company’s stockholders for approval at the Special Meeting because there was a quorum present at the Special Meeting and there were sufficient votes to approve the Dissolution Proposal.

	For	Against	Abstain	Broker Non-Votes
The Dissolution Proposal	108,442,981	2,192,192	21,556,458	0

Item 8.01	Other Events.

No Liquidating Distributions to Stockholders Expected

As previously disclosed, following the filing of the Certificate of Dissolution as described above under Item 3.03 of this Current Report, and in accordance with the Plan of Distribution, the Company will liquidate any remaining assets, satisfy or make reasonable provisions for its remaining obligations to the extent of assets legally available, and make distributions to the Company’s stockholders of available proceeds, if any, all in accordance with the DGCL. Absent a change in circumstances following the date of this Current Report, the Company does not presently expect that there will be any available proceeds for distributions to stockholders after applying any proceeds to the payment of the Company’s outstanding debt obligations and other liabilities.

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events, such as those relating to the Dissolution, including the liquidation of the Company’s remaining assets in connection therewith and the availability of proceeds for distributions to stockholders. In some cases, you can identify forward-looking statements by terminology such as “expects”, “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. The Company has based these forward-looking statements on its current expectations and assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate under the circumstances. However, whether actual results and developments will conform with the Company’s expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond its control, including: the risks and uncertainties related to completion of the Dissolution process; the Company’s ability to sell, license, monetize and/or divest of one or more of the Company’s assets and technologies to realize potential benefit for its residual claimants; and the other factors under the heading “Risk Factors” in the Proxy Statement, the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024, its Quarterly Report on Form 10-Q filed with the SEC on November 14, 2024, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this Current Report are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Certificate of Dissolution of Getaround Inc., as filed with the Secretary of State of the State of Delaware on July 29, 2026.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETAROUND, INC.

Date: August 4, 2026	By:	/s/ Mauricio Rivera
	Name:	Mauricio Rivera
	Title:	Chief Restructuring Officer